SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 15, 2003
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                               Indigo Energy, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    811-3584                 13-4105842
-----------------------------  ---------------------------  --------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
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                                 Table of Contents

                                                                            Page

Item 5. Other Events and Regulation FD Disclosure.............................1

Signatures....................................................................2


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 15, 2003, Dr. Rick Campbell resigned as director and Vice President of Indigo Energy, Inc. (the "Company") and, on January 20, 2003, Christopher Gabrys resigned as director and President of the Company. The resignations were not as a result of any disagreement with the Company on any matter relating to the Company's operations policies or practices.

Mr. Joel K. Bloomer, Chairman of the Board of the Company, has assumed the role of President of the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer


Dated:  January 30, 2003

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